Fourth Quarter and Full Year 2015 Results January 21, 2016 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Full Year 2015 Overview Operating earnings of $263 million or $0.87 per share, increases of 7% and 6%, respectively Sixth consecutive year of growth in operating earnings per share Net interest income1 of $932 million, an increase of 2% Net interest margin of 2.88%, a decrease of 21 basis points Loan growth of $1.8 billion or 7% Deposit growth of $2.3 billion or 9% Non-interest income, excluding the $9 million gain on sale of the payroll services business, of $343 million, an increase of 4%, adjusting for the 2014 gain on the merchant services joint venture Operating expenses of $848 million, an increase of 2% Efficiency ratio of 61.5%, a decrease of 60 basis points Net loan charge-offs of 0.08%, a decrease of 4 basis points (All comparisons versus full year 2014) 1 Net interest income on a fully taxable equivalent basis was $957 million, an increase of 3%.

Net Interest Income1 ($ in millions) Annual Change $911.9 $932.1 1 Net interest income on a fully taxable equivalent basis for 2014 and 2015 was $931.1 million and $957.3 million, respectively. $39.0 $24.8 ($25.5) ($14.7) ($3.4)

Net Interest Margin Annual Change 3.09% 2.88% (15 bps) (5 bps) (1 bp)

Loans ($ in millions) Annual Change $1,490 ($254) $26,592 $28,411 Annual change: +7% $583

Deposits Annual Change $1,714 Retail2 $18,926 ($ in millions) Annual change: +9% Commercial1 $7,212 Commercial1 $8,926 $26,138 $28,417 Retail2 $19,491 1Commercial includes Municipal deposits of $1,458 at 12/31/2014 and $1,775 at 12/31/2015 2Retail includes brokered deposits of $2,633 at 12/31/2014 and $2,582 at 12/31/2015 $565

Non-Interest Income ($ in millions) Annual Change $6.2 $330.2 ($11.4) $343.2 Operating Non-Operating 1 Non-operating income 2014: gain on merchant services joint venture, net of related expenses 2015: gain on sale of payroll services business $20.6 $352.4 $350.8 1 $9.2 $5.9 $2.6 $2.6 $2.1 ($3.4) ($3.0)

Non-Interest Expense ($ in millions) Annual Change $832.0 $3.4 $847.7 $9.5 $841.5 $860.6 Operating Non-Operating $12.9 $14.2 $8.8 ($0.9) ($0.5) ($0.3) ($5.6)

Full Year 2015: Goals vs. Actual Results Goals Actual Results Loan Growth High-single to low double digits 7% Deposit Growth Mid to high-single digits 9% Net Interest Income1 Low to mid-single digits 2% Net Interest Margin 2.85% - 2.95% 2.88% Non-Interest Income2 Low-single digits 4% Operating Expenses $835 million - $845 million $848 million Asset Quality Excellent credit quality Net charge-offs to avg. loans: 0.08% Non-performing assets declined 19% Capital Levels Strong capital levels TCE / TA: 7.2% Regulatory capital ratios remain above well-capitalized thresholds ü ü ü ü ü ü ü 1 Net interest income on a fully taxable equivalent basis was $957 million, an increase of 3%. 2 Excludes non-operating gains of $9.2 in 2015 (payroll services sale) and $20.6 million in 2014 (merchant services joint venture).

Operating Performance Summary Net Interest Income (excl. accretion, $ in millions) Non-Interest Income1 ($ in millions) Total Loans ($ in billions) Organic Deposits2 (excl. brokered deposits, $ in billions) CAGR: +7.5% CAGR: +4.4% CAGR: +10.4% CAGR: +7.6% 1 Excludes non-operating gains: $20.6 million in 2014 (merchant services joint venture) and $9.2 million in 2015 (sale of payroll service business). 2 Brokered deposits were $2.6 billion at year-end 2014 and 2015.

Earnings Per Share Growth $0.08 $0.34 $0.87 ($0.30) $0.13 $0.78 ($0.20) ($0.01) Over the past 5 years, operating EPS growth primarily driven by an increase in earning assets from both organic growth and acquisitions Operating EPS Growth Drivers 2010 - 2015 $0.05 CAGR: +20.7%

Full Year 2016 Goals Loans Deposits Net Interest Income Net Interest Margin Non-Interest Income Total Expenses Credit Capital Growth in the range of 6% - 8% Growth in the range of 4% - 6% Assumes no growth in brokered deposits Growth in the range of 7% - 9% Range of 2.85% - 2.95% Assumes one 25 basis point interest rate increase (mid-year 2016) Maintain non-interest income levels Adjusted for 2015 gain on sale of the Company’s payroll services business Range of $865 million - $885 million Comparable to 2015 total expenses of $861 million Maintain excellent credit quality Provision in the range of $40 million - $50 million Maintain strong capital levels Tangible common equity / tangible assets in the range of 7.0% - 7.2% Expect preferred offering in second half of year

Fourth Quarter 2015 Overview Operating earnings of $67 million or $0.22 per share Net interest income1 of $239 million, an increase of 2% Net interest margin of 2.87%, consistent with the third quarter Loan growth of $739 million, 11% annualized growth rate Deposit growth of $138 million, 2% annualized growth rate Organic deposit growth of $232 million, 4% annualized growth rate Non-interest income, excluding $9 million gain on sale of the payroll service business, of $84 million, a decrease of 3% Operating expenses of $213 million, a decrease of <1% Efficiency ratio of 61.0%, a decrease of 70 basis points Net loan charge-offs of 0.09%, an increase of 3 basis points (Comparisons versus third quarter 2015, unless noted differently) 1 Net interest income on a fully taxable equivalent basis for 3Q 2015 and 4Q 2015 was $241.1 million and $245.3 million, respectively.

Net Interest Income1 ($ in millions) Linked Quarter Change $234.8 $238.8 1 Net interest income on a fully taxable equivalent basis for 3Q 2015 and 4Q 2015 was $241.1 million and $245.3 million, respectively. ($0.7) $2.7 ($0.4) $2.2 $0.2

Net Interest Margin Linked Quarter Change 2.87% 2.87% (1 bp) 1 bp

Loans ($ in millions) Linked Quarter Change $685 $27,672 $28,411 Annualized linked quarter change: +11% ($45) $99

Deposits Linked Quarter Change $251 ($ in millions) Annualized linked quarter change: +2% Commercial1 $8,926 $28,417 Retail2 $19,491 1Commercial includes Municipal deposits of $1,945 at 9/30/2015 and $1,775 at 12/31/2015 2Retail includes brokered deposits of $2,676 at 9/30/2015 and $2,582 at 12/31/2015 Commercial1 $9,040 $28,280 Retail2 $19,240 ($114)

Non-Interest Income ($ in millions) $87.1 $84.1 Operating Non-Operating Linked Quarter Change $9.2 $93.3 $9.2 - $87.1 $1.1 ($1.6) ($1.4) ($1.1) 1 1Non-operating income represents the gain on sale of the Company’s payroll services business.

Non-Interest Expense ($ in millions) Linked Quarter Change ($2.6) $213.2 $217.0 Operating Non-Operating $3.8 $3.7 $214.1 $214.2 $0.1 $0.9 ($2.4) $0.2 $3.0

Efficiency Ratio

Asset Quality Non-Performing Assets / Loans & REO (%) 1 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Source: SNL Financial and Company filings Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter Net Charge-Offs / Average Loans (%) 2 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.09%, 0.06%, 0.05%, 0.11% & 0.13% in 4Q 2015, 3Q 2015, 2Q 2015, 1Q 2015 & 4Q 2014 respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median)

Returns Operating Return on Average Assets Operating Return on Average Tangible Equity

Capital Ratios

(Effective January 1, 2015, all ratios calculated in accordance with Basel III)

	4Q 2014	1Q 2015	2Q 2015	3Q 2015	4Q 2015
People's United Financial, Inc.					
Tang. Com. Equity/Tang. Assets	7.5%	7.5%	7.4%	7.5%	7.2%
Tier 1 Leverage [1, 5]	7.9%	8.3%	8.2%	8.1%	8.0%
Common Equity Tier 1 Capital [2, 5]	9.8%	10.0%	9.9%	9.9%	9.8%
Tier 1 Risk-Based Capital [3, 5]	9.8%	10.0%	9.9%	9.9%	9.8%
Total Risk-Based Capital [4, 5]	12.2%	11.9%	11.8%	11.8%	11.7%
People's United Bank, N.A.					
Tier 1 Leverage [1, 5]	8.5%	8.8%	8.6%	8.5%	8.4%
Common Equity Tier 1 Capital [2, 5]	10.5%	10.6%	10.4%	10.4%	10.2%
Tier 1 Risk-Based Capital [3, 5]	10.5%	10.6%	10.4%	10.4%	10.2%
Total Risk-Based Capital [4, 5]	13.0%	13.1%	12.9%	12.8%	12.6%

Basel III Notes:

1. Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2. Common Equity Tier 1 Capital ratio represents total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) after-tax net unrealized gains (losses) on securities transferred to held to maturity; (iii) goodwill and other acquisition-related intangibles; and (iv) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%

People's United Financial, Inc.

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Interest Rate Risk Profile Net Interest Income (NII) Sensitivity 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Dec. 31, 2015 Sept. 30, 2015

Experienced leadership team Operate in large & attractive Northeast markets… …with significant knowledge at the local level Commitment to relationship-based banking Breadth of products & services Conservative & well-defined underwriting culture Premium brand built over 170 years Deep focus on expense management Summary A Uniquely Positioned Franchise

Appendix

Asset Quality Originated Portfolio Coverage Detail as of December 31, 2015 ALLLs / Loans NPLs / Loans ALLLs / NPLs Note – ALLLs: Commercial: $182 million, Retail: $21 million, Total: $203 million

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 BancorpSouth BXS Tupelo MS 3 Comerica CMA Dallas TX 4 Commerce CBSH Kansas City MO 5 Cullen/Frost CFR San Antonio TX 6 East West EWBC Pasadena CA 7 First Niagara FNFG Buffalo NY 8 FirstMerit FMER Akron OH 9 Fulton FULT Lancaster PA 10 Huntington HBAN Columbus OH 11 M&T MTB Buffalo NY 12 New York Community NYCB Westbury NY 13 Signature SBNY New York NY 14 Synovus SNV Columbus GA 15 Valley National VLY Wayne NJ 16 Webster WBS Waterbury CT 17 Wintrust WTFC Lake Forest IL 18 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT